Exhibit 99.1

FOR IMMEDIATE RELEASE
---------------------

            RESOURCES CONNECTION, INC. REPORTS THIRD QUARTER RESULTS

                       Third Quarter Revenue Improves 19%

Costa Mesa, Calif., March 29, 2006 -- Resources Connection, Inc. (NASDAQ: RECN), an international professional services firm, today announced financial results for its third quarter ended February 28, 2006. Through its operating subsidiary, Resources Global Professionals, the Company provides experienced accounting and finance, risk management and internal audit, information management, human capital, supply chain management and legal professionals to clients on a project basis.

Total revenue for the third quarter of fiscal 2006 improved 18.6% to $160.3 million from $135.2 million for the same quarter in fiscal 2005. Net income for the quarter ended February 28, 2006, was $13.8 million, or $0.27 per diluted share, compared to net income of $13.2 million, or $0.26 per diluted share, in the quarter ended February 28, 2005.

For the first nine months of fiscal 2006, revenue grew 20.7% to $468.0 million compared to $387.6 million for the nine-month period in the prior year. Net income for the nine months ended February 28, 2006 was $44.9 million, or $0.87 per diluted share versus $40.3 million, or $0.80 per diluted share, in the prior year period.

"Our results in the third quarter demonstrate ongoing strong demand for our services and the effect of our investments needed to build Resources Global Professionals into a true multinational professional services firm," said Donald Murray, Chairman and CEO of Resources Global Professionals. "Our company has grown over 20% so far this year, and cumulatively we are generating revenues about double where we were three years ago. Our strategy to develop a global services capability to help our clients with their internal consulting needs is working very well, and we are reinvesting in our business to prepare for the years ahead."

ABOUT RESOURCES GLOBAL PROFESSIONALS

Resources Global Professionals is an international professional services firm that provides accounting and finance, human capital, information management, supply chain management, internal audit/risk management and legal services on a project basis. The Company was originally part of Deloitte & Touche LLP in North America. Its legacy in Europe is from Ernst & Young and in Asia Pacific from Deloitte Touche Tohmatsu Australia. Today, the Company is completely independent, autonomous and publicly traded on NASDAQ under its parent entity's name, Resources Connection, Inc. In addition to its project professional services, Resources Global Professionals has established itself as a leading business services provider for companies seeking independent and cost effective assistance for meeting or complying with many of the complex business and regulatory issues in today's marketplace.

Headquartered in Costa Mesa, California, the Company operates from more than 70 worldwide offices. The U.S. client portfolio boasts more than 30 of the Fortune 50 companies. The Company was recently named to Forbes' 200 Best Small Companies list for the fourth consecutive year. More information about the Company is available at http://www.resourcesglobal.com.

Resources Global Professionals will hold a conference call for interested analysts and investors at 5:00 pm, EDT today, March 29, 2006. This conference call will be available for listening via a webcast on the Company's Internet web site, at http://www.resourcesglobal.com/.

Certain statements in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should," or "will" or the negative of these terms or other comparable terminology. Such statements and all phases of Resources Connection's operations are subject to known and unknown risks, uncertainties and other factors, including seasonality, overall economic conditions and other factors and uncertainties as are identified in Resources Connection's Form 10-K for the year ended May 31, 2005 (File No. 0-32113). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Resources Connection's, and its industry's, actual results, levels of activity, performance or achievements may be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. The Company undertakes no obligation to update the forward-looking statements in this press release.

Press Contact:
David Bray
(212) 367-6824
David.Bray@eurorscg.com

Company Contact:
Steve Giusto, Chief Financial Officer
(714) 430-6500
steve.giusto@resources-us.com

                           RESOURCES CONNECTION, INC.
                              SUMMARY OF OPERATIONS
                    (in thousands, except per share amounts)

                                                           QUARTER                       NINE MONTHS
                                                     ENDED FEBRUARY 28,              ENDED FEBRUARY 28,
                                                ----------------------------    ----------------------------
                                                    2006            2005            2006            2005
                                                ------------    ------------    ------------    ------------
                                                         (unaudited)                     (unaudited)
Revenue                                         $    160,255    $    135,199    $    467,981    $    387,627
Direct costs of services                              99,225          82,874         285,046         234,659
                                                ------------    ------------    ------------    ------------
Gross profit                                          61,030          52,325         182,935         152,968
Selling, general and administrative
 expenses                                             38,392          29,600         109,310          82,951
                                                ------------    ------------    ------------    ------------
Operating income before amortization
 and depreciation                                     22,638          22,725          73,625          70,017
Amortization of intangible assets                        435             477           1,305           1,299
Depreciation expense                                     887             529           1,924           1,639
                                                ------------    ------------    ------------    ------------
Operating income                                      21,316          21,719          70,396          67,079
Interest income                                       (1,347)           (586)         (3,433)         (1,301)
                                                ------------    ------------    ------------    ------------
Income before provision for income taxes              22,663          22,305          73,829          68,380

Provision for income taxes                             8,895           9,145          28,977          28,036
                                                ------------    ------------    ------------    ------------

Net income                                      $     13,768    $     13,160    $     44,852    $     40,344
                                                ============    ============    ============    ============

Diluted net income per share                    $       0.27    $       0.26    $       0.87    $       0.80
                                                ============    ============    ============    ============

Diluted shares                                        51,893          50,968          51,779          50,382
                                                ============    ============    ============    ============

                           RESOURCES CONNECTION, INC.
                       SELECTED BALANCE SHEET INFORMATION
                                 (in thousands)

                                                FEBRUARY 28,   MAY 31, 2005
                                                    2006           2005
                                                ------------   ------------
                                                 (unaudited)    (unaudited)
Cash, cash equivalents, short-term
 investments and long-term marketable
 securities                                     $    149,176   $    134,741

Accounts receivable, less allowances            $     93,520   $     80,848

Total assets                                    $    357,751   $    319,762

Current liabilities                             $     56,691   $     63,298

Total stockholders' equity                      $    292,969   $    248,367